Clover Health Announces 53% Growth in Medicare Advantage Membership During AEP, Increasing to 153,000 Members as of January 1, 2026; Expects First-Ever Full Year GAAP Net Income Profitability in 2026 ● Clover delivers market-leading Medicare Advantage growth, establishing a strong path to achieve its first-ever full year GAAP Net Income profitability in 2026. ● Disciplined, core-market growth, strong returning member retention, and improving cohort economics position Clover for compounding earnings and margin expansion. ● Powered by AI, Clover continues to bring industry-leading clinical quality to members, with ~97% of Clover’s January 1, 2026 membership in flagship PPO plan that is ranked #1 nationally on core HEDIS metrics. WILMINGTON, Del., Jan. 14, 2026 (GLOBE NEWSWIRE) -- Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today announced 53% year- over-year membership growth in its Medicare Advantage (MA) PPO plans for the 2026 plan year. Following this strong Annual Enrollment Period (AEP), Clover enters 2026 with approximately 153,000 members, reflecting disciplined growth primarily in core markets, with strong retention, supporting Clover’s path toward expected full year 2026 GAAP Net Income profitability. Key AEP and Business Highlights: ● Strategic Growth: Clover reports a 53% Medicare Advantage membership increase year-over-year, achieved amidst a broader industry retreat, which is concentrated in established core markets where the Company maintains strong Clover Assistant (CA) coverage and a differentiated Home Care offering to deliver better care and drive improving cohort performance. ● Expects Full Year 2026 GAAP Net Income Profitability: Clover expects to be positioned to achieve first-ever Full Year GAAP Net Income profitability driven by strong cohort economics and efficiencies from continued SG&A leverage and optimization. ● Strong Visibility into Cohort Economics Improvement: Clover anticipates meaningful new member cohort improvement and continued strong returning cohort performance, complementing sustained growth and supported by: ○ Financial impact of 4.0 Stars during payment year 2026 for Clover’s PPO plans, ○ Favorable 2026 CMS final rate update & increased Part D direct subsidy, ○ Strong returning member retention, ○ Focus on increasing Clover Assistant coverage & PCP adoption, and ○ Continued operating leverage as SG&A efficiency improves with scale. ● Stable Benefits & Strong Member Retention: Clover strategically maintained stable plan benefits year-over-year, delivering >95% AEP member retention. This reinforces the stability of the Company’s membership base and the enduring value of Clover plan offerings to attract and retain members. This led to intentional PPO growth, with the vast majority of Clover's new membership being MA switchers located within core markets, as expected. ● Industry-Leading Quality: >97% of Clover’s January 1, 2026 MA membership is in its flagship PPO plan, which is ranked as the #1 PPO plan nationally on core HEDIS quality measures for the second year in a row1, reinforcing the strength of Clover’s clinical and economic performance. "This year’s AEP performance shows what happens when robust plan benefits, Clover Assistant-enabled clinical performance, and a deepening market presence in local communities come together,” said Jamie Reynoso, CEO of Medicare Advantage at Clover Health. “We have replicated our AEP growth playbook from last year, and are proud to have exceeded our expectations in delivering market-leading growth this enrollment period. This is a direct result of targeted, sustainable, and concentrated growth in our core markets where we continue to scale Clover Assistant and Home Care to meet members where they are.” "We are entering 2026 on a strong financial trajectory," said Andrew Toy, Chief Executive Officer of Clover Health. "We believe this year will demonstrate the full power of Clover’s model: significant member growth and strong returning member retention, layered onto meaningfully improving cohort performance and the continued impact of Clover Assistant. Together, we believe these dynamics will create compounding earnings and margin expansion over time, which we expect to position Clover to deliver its first year of GAAP Net Income profitability in 2026.” Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue” or the negative of these words or other similar terms or expressions that concern Clover’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, expected 2026 GAAP Net Income profitability and Clover’s anticipated financial results associated with CMS’ Stars rating of 4.0 for Clover’s PPO MA plans for payment year 2026, its 2026 financial outlook, future membership growth and retention, Clover assistant usage and investment, CMS’ 2026 rate update, Part D direct subsidies, and cost efficiency 1 This analysis focuses on performance by non-SNP PPO plans with over 2,000 lives as of September 1, 2025 on HEDIS measures applicable to non-SNPs that were used for CMS’s MY 2024 Star ratings, applying the measure ranges used by CMS.

initiatives, as well as our expectations related to Clover’s GAAP Net Income, liquidity, future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause Clover Health’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained in Clover Health’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025, and in our subsequent filings with the SEC, in each case where relevant, including the Risk Factors sections therein, and in its other filings with the SEC. The forward- looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations. About Clover Health: Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data- driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, Chronic Obstructive Pulmonary Disease, and in Underserved Populations as well as the earlier identification and management of Diabetes and Chronic Kidney Disease. Investor Relations: Ryan Schmidt investors@cloverhealth.com Press Inquiries: press@cloverhealth.com